DECEMBER 2012 INVESTOR PRESENTATION

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the *Private Securities Litigation Reform Act of 1995*. The words "believe," "anticipate," "plan," "intend," "foresee," "guidance," "potential," "expect," "should," "will" or similar expressions are intended to identify forward-looking statements (including those contained in certain visual depictions) in this presentation. These forward-looking statements reflect the Company's current expectations and/or beliefs concerning future events. The Company has made every reasonable effort to ensure that the information, estimates, forecasts and assumptions on which these statements are based are current, reasonable and complete. However, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to, our ability to integrate Metl-Span LLC with the Company's business and to realize the anticipated benefits of such acquisition ("Acquisition"); ability to make acquisitions accretive to earnings; industry cyclicality and seasonality and adverse weather conditions; ability to service or refinance the Company's existing debt, including additional debt to finance the Acquisition, and ability to obtain future financing; ability to comply with financial tests and covenants contained in the Company's existing and future debt obligations; operational limitations or restrictions in connection with our debt; recognition of asset impairment charges; fluctuations in customer demand; raw material pricing and supply, including steel; competitive activity and pricing pressure; general economic conditions affecting the markets we serve; current economic volatility in the U.S. and abroad generally, and in the credit markets; hazards that may cause personal injury or property damage, thereby subjecting us to liabilities and possible losses, which may not be covered by insurance; pending legal and administrative proceedings, settlements, investigations, claims and other matters; costs related to environmental cleanups and liabilities; changes in laws or regulations; the volatility of the Company's stock price; and the substantial rights, seniority and dilutive effect on our common stockholders of the convertible preferred stock issued to investment funds affiliated with CD&R, LLC. *See also* the "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended October 30, 2011, and in its subsequent Quarterly Reports on Form 10-Q which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events, or otherwise.

This presentation may also contain non-GAAP financial information. The Company's management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company's financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. For additional information regarding these non-GAAP measures, including any required reconciliations to the most directly comparable financial measure calculated according to GAAP, see in the Appendix section of this presentation.

2

Mission Statement 3 It is our mission to produce sustainable products and systems, for the metal construction industry, of enduring quality that enhance the beauty , form and function of structures in which people work, live, play, learn, worship and use for storage and protection.

4 Vision Statement It is the vision of NCI to be the undisputed leader in the U.S. building construction industry by providing superior products and services through our metal coil coating, metal components and custom metal building systems divisions.

The Market

6 Nonresidential Market Segments

• Significant operating expertise • Management averages 16 years of experience in the metal building manufacturing industry • Proven ability to operate and grow the business and to execute cost reduction initiatives in the current downturn • Leading market positions in all operating segments • High quality, well - respected stable of brands marketed through a broad network of builders and distributors • Large variety of products and services • Participates in highly fragmented markets and has attractive spread of risk in terms of geography, end - market applications and customer concentration • 37 manufacturing plants located throughout North America operated in an efficient “hub - and - spoke” network • Places manufacturing and distribution operations closer to our customers • Affiliated builder network and architectural relationships provide substantial and extended channels to market • Each segment uses same type of steel • Ability to receive contract pricing without long - term contracts • Significant ability to flex manufacturing infrastructure and ESG&A levels to changes in volume • Vertically integrated producer enabling faster turnaround times – majority of orders are completed in 1 – 3 months • Positioned to capitalize on material conversion trends and green initiative • Actively pursuing market leading initiatives Leading Market Positions and Strong Brands Motivated and Experienced Management Team Integrated Business Model Well Positioned for Growth Efficient Distribution Model High Volume Producer with Flexible Cost Structure 7 NCI’s Strategic Positioning

Three Integrated Segments

SEGMENT	METAL COIL COATING	METAL COMPONENTS	ENGINEERED BUILDING SYSTEMS
Focus	Cleaning, treating & painting flat rolled metal coil substrates	Metal roof & wall systems, metal partitions, metal doors, etc.	Engineered building systems for low rise nonresidential markets
Key Products			
Product Utilization	Used by manufacturers of metal components and engineered building systems (NCI's other segments used approximately 51% of production). Also sold to other manufacturers of painted metal goods, such as the appliance industry.	Roof and wall systems with specialized product lines such as insulated metal panels and standing seam roof panels for architectural and commercial/industrial applications, as well as traditional single-skin, thru-fastener panels primarily used for agricultural and residential facilities; secondary structural (purlins and girts), as well as ancillary accessories such as doors and trim.	Custom designed, engineered, ready for assembly primary structural framing, secondary structural members (purlins and girts) as well as metal roofs and walls.
NCI Companies	METAL COATERS, METAL PREP	MBCI, DBCI, ABC, METAL DEPOT, IPS, METL SPAN	METALLIC, MID-WEST, A&S BUILDING SYSTEMS, BUILDINGS, STEEL SYSTEMS, AMSCO, HERITAGE BUILDING SYSTEMS, Garco Building Systems, ALL AMERICAN SYSTEMS, Robertson Robertson Building Systems, STEELBUILDING.COM DESIGN • PRICE • BUY ONLINE, Ceco Building Systems
FY2012 % of Total Revenue	7%	39%	54%
FY2012 % of Total EBITDA[1]	21%	37%	42%

[1] Segment EBITDA excludes Corporate Costs of $47.1 MM

8

9 NCI Locations Metal Coil Coaters Metal Components Building Systems

State as of close of 2012 unless otherwise noted 181 397 5 51% 31% 18% 10 Metal Coil Coating ▪ Cleans, treats, coats and paints flat - rolled metal coil substrates ▪ Slits and/or embosses coated coils Manufacturers of painted steel products: ▪ Metal Buildings ▪ Light Fixtures ▪ HVAC ▪ Water Heater Jackets ▪ Walk - in Coolers PRODUCTS CUSTOMERS Light Gauge Coil Coating Est. Rank % Market Share Precoat Metals Division 1 45% NCI 2 11% SDI 3 9% Steelscape 4 8% Others N/A 27% Total 100% Heavy Gauge Hot Rolled Steel Coating Est. Rank % Market Share NCI 1 40% Hanna Steel 2 24% Midwest Metal Coaters 3 17% SDI 4 12% Others N/A 7% Total 100% Source: 2011 NCI Estimates STATS (Volume in tons) Internal: External: ▪ Construction ▪ All Other MARKET SHARE PERFORMANCE No. of Customers: No. of Employees: No. of Plants: END USE (FY 2012) Revenue, EBITDA and EBITDA Margin % 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 External Revenue ($M) 127 123 111 118 84 97 53 65 76 81 EBITDA ($M) 26 31 25 30 32 39 13 21 23 26 EBITDA Margin % 20.5 25.5 22.9 25.9 37.9 39.9 24.3 32.8 30.0 31.7

Metal Components

PRODUCTS

- Pre-formed metal roof and wall systems
- Insulated metal panels
- Secondary structural members
- Flashings and accessories
- Roll-up doors and interior partition systems

CUSTOMERS

- Small, medium and large contractors
- Specialty roofers
- Engineered building fabricators
- Distributors/lumberyards
- End users

STATS

No. of Customers:	29,210
No. of Employees:	1,359
No. of Plants:	24

END USE (FY 2012)

(Volume in tons)

Internal:	25%
External:	
▪ Commercial & Industrial	50%
▪ Ag & Res	22%
▪ Retail	3%

State as of close of 2012 unless otherwise noted

MARKET SHARE

Metal Components

	Est. Rank	% Market Share
NCI	1	15%
Metal Sales	2	7%
Centria	3	5%
McElroy	4	5%
Kingspan	5	4%
Fabral	6	4%
Firestone	7	4%
Others	N/A	56%
Total		**100%**

Source: 2012 NCI Estimates





PERFORMANCE

Revenue, EBITDA and EBITDA Margin %

	2003*	2004*	2005*	2006*	2007	2008	2009	2010	2011	2012**
External Revenue ($M)	473	548	567	671	562	600	389	328	354	447
EBITDA ($M)	55	83	86	102	60	92	46	37	30	46
EBITDA Margin %	11.6	15.1	15.2	15.2	10.7	15.4	11.8	11.2	8.4	10.3

* Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008.

** 2012 Includes 4 months acquisition of Metl-Span.

11

State as of close of 2012 unless otherwise noted 3,474 2,367 8 12 Engineered Building Systems ▪ Custom engineered buildings ▪ Self - storage mini - warehouses ▪ Long Bay ® System Engineered Building Systems Est. Rank % Market Share NCI 1 28% BlueScope Buildings 1 28% Nucor Building Systems 3 24% Others N/A 20% Total 100% PRODUCTS CUSTOMERS ▪ Builder network ▪ General contractors ▪ Developers ▪ Custom fabrication customers ▪ End users No. of Builders: No. of Employees: No. of Plants: STATS (Volume in tons) ▪ Commercial & Industrial ▪ Institutional ▪ Agricultural END USE (FY 2012) MARKET SHARE PERFORMANCE SALES CHANNEL 72% 16% 12% Authorized Builders/Erectors Direct Sales Resellers/Private Label Non - Affiliated Builders Source: 2010 NCI Estimates Revenue, EBITDA and EBITDA Margin % 2003* 2004* 2005* 2006* 2007 2008 2009 2010 2011 2012 External Revenue ($M) 297 414 452 782 980 1,066 523 477 530 626 EBITDA ($M) 24 40 54 83 130 122 29 1 28 52 EBITDA Margin % 8.1 9.8 11.9 10.7 13.3 11.4 5.6 0.1 5.2 8.3 * Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008.

13 Nonresidential Investment Recovery Federal Sen. Loan Survey Real Nonresidential (Structures) Investment

14 Architectural Market Activity Commercial/Industrial Billings Index Updated: October 2012 Source: American Institute of Architects Commercial/Billings Index Activity above 50 indicates growth, below indicates decline. The C&I Index has realized nine consecutive months of growth.

Square Feet (in millions) 15 Nonresidential Construction Activity Historical and Forecast Volume for Square Feet Source: McGraw - Hill Millions of Square Feet Construction Activity Source: McGraw - Hill Linear Trend (Dotted lines represent projection)

16 Industrial Vacancy Rates vs. Construction Activity Vacancy Rate Construction Activity (square feet in millions) Source: McGraw - Hill (Dotted lines represent projection) Updated: October 2012

GDP vs. Construction Activity Percentage Change Correlation 0.86 % Change GDP % Change Construction Activity Source: McGraw - Hill 17

18 Dollars (in millions) LTM Adjusted EBITDA a Metl - Span was acquired in June 2012. a a

19 Historical Performance & Nonresidential Activity Adjusted EBITDA vs. Construction Activity Adjusted EBITDA ($ in millions) Construction Activity (square feet in millions) Source: McGraw - Hill (Dotted line represents projection)

20 Historical Performance & Steel Price Activity Adjusted EBITDA vs. Steel Activity Adjusted EBITDA ($ in millions) CRU Index in October

21 Steel Price Activity CRU North America Steel Price Index The CRU North America Steel Price Index has been published by the CRU since 1994. It’s based on a survey of industry particip ant s and is commonly used in the settlement of physical and financial contracts within the steel industry. The prices surveyed are purchases for forward deliv ery , according to lead time, which will vary by approximately one to two months. (1994 Index = 100) NCI Plan CRU North America Steel Price Index

Index reset to 2007 as base year 22 Material Cost Comparisons Over Time Producer Price Index thru September 2012 Producer Price Index

Financial Overview

Historical Financial Perspective

			Last Nonres Downturn							Current Nonres Downturn				
($ in millions)	1999	2000	2001	2002	2003	2004	2005	2006 [a]	2007	2008 [b]	2009 [b]	2010	2011	2012 [d]
Revenue	$ 937	$ 1,018	$ 955	$ 953	$ 898	$ 1,085	$ 1,130	$ 1,571	$ 1,625	$ 1,763	$ 965	$ 871	$ 960	$ 1,154
% Growth	38.7%	8.7%	-6.2%	-0.2%	-5.8%	20.8%	4.2%	39.0%	3.4%	8.5%	-45.3%	-9.8%	10.2%	20.3%
COGS	$ 697	$ 762	$ 742	$ 741	$ 701	$ 823	$ 851	$ 1,187	$ 1,221	$ 1,319	$ 749	$ 700	$ 758	$ 898
% of Revenue	74.4%	74.8%	77.7%	77.7%	78.0%	75.8%	75.3%	75.6%	75.2%	74.8%	77.6%	80.4%	79.0%	77.8%
Gross Profit [c]	$ 240	$ 256	$ 213	$ 212	$ 197	$ 262	$ 279	$ 384	$ 404	$ 444	$ 216	$ 171	$ 202	$ 256
% Margin	25.6%	25.2%	22.3%	22.3%	22.0%	24.2%	24.7%	24.4%	24.8%	25.2%	22.4%	19.6%	21.0%	22.2%
ESG&A [c]	$ 120	$ 131	$ 133	$ 141	$ 140	$ 165	$ 175	$ 246	$ 272	$ 285	$ 211	$ 191	$ 200	$ 221
% of Revenue	12.8%	12.9%	14.0%	14.8%	15.6%	15.2%	15.5%	15.7%	16.7%	16.2%	21.9%	21.9%	20.8%	19.2%
EBIT [c]	$ 120	$ 125	$ 80	$ 71	$ 57	$ 97	$ 104	$ 138	$ 132	$ 159	$ 5	$ (20)	$ 2	$ 35
% Margin	12.8%	12.3%	8.4%	7.5%	6.3%	8.9%	9.2%	8.8%	8.1%	9.0%	0.5%	-2.3%	0.2%	3.1%
Adjusted EBITDA	$ 146	$ 154	$ 105	$ 100	$ 84	$ 128	$ 138	$ 176	$ 176	$ 201	$ 45	$ 16	$ 36	$ 77
% Margin	15.6%	15.1%	11.0%	10.5%	9.3%	11.8%	12.2%	11.2%	10.8%	11.4%	4.7%	1.9%	3.7%	6.6%
Capex	$ 33	$ 29	$ 15	$ 9	$ 18	$ 9	$ 20	$ 27	$ 42	$ 25	$ 22	$ 14	$ 21	$ 28
% of Revenue	3.6%	2.8%	1.6%	1.0%	2.0%	0.9%	1.7%	1.7%	2.6%	1.4%	2.3%	1.6%	2.2%	2.4%

[a] *RCC acquisition completed in April 2006. Results included from acquisition date.*

[b] *Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.*

[c] *Excludes special charges.*

[d] *Metl-Span acquisition completed in June 2012. Results included from acquisition date.*

24

25 Capitalization ($ in millions) FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 Cash $75 $68 $90 $77 $79 $55 Debt: $125 Million Revolver --- --- n/a n/a n/a n/a $125 Million ABL Credit Facility n/a n/a --- --- --- n/a $150 Million ABL Revolver a n/a n/a n/a n/a n/a --- Term Loan (net of unamortized discount of $11,806 for 2012) 315 293 150 136 131 237 Convertible Notes 180 180 --- n/a n/a n/a Industrial Revenue Bond 2 1 --- n/a n/a n/a Total Debt $497 $474 $150 $136 $131 $237 Net Debt Leverage 2.39x 2.02x 1.34x 3.66x 2.27x 2.23x e Convertible Preferred Stock c : Liquidation value n/a n/a $250 $282 $297 $345 As - Converted Common Shares n/a n/a 39.22 44.3 46.6 54.1 As - Converted Market Value d n/a n/a $384 $439 $441 $608 Common Stock: Shares Outstanding 3.9 3.9 18.1 19.3 19.8 20.4 Market Value d $724 $367 $177 $191 $188 $229 Total As - Converted Common Stock: Shares Outstanding 3.9 3.9 57.3 63.6 66.4 74.5 As - Converted Market Value d $724 $367 $562 $630 $629 $837 a On June 22, 2012, the Company amended its ABL facility to facilitate the acquisition of Metl - Span. The new $150 ABL facility matures on May 2, 20 17, bears interest at L+250 to L+300 depending on excess availability and is subject to a springing fixed charge coverage ratio of 1.0:1.0 when excess availability is below $15 milli on. b On June 22, 2012, the Company replaced its Term Loan with a new $250 million facility to facilitate the acquisition of Metl - Spa n. The new Term Loan matures on May 2, 2018, bears interest at L+675, has a LIBOR floor of 125, amortizes 0.25% per quarter, and is subject to a minimum net debt leverage ratio of 3.75x, 3.25x, and 2.7 5x at the end of fiscal 2012, 2013, and thereafter respectively. c On May 8, 2012, the Convertible Preferred Stock was amended to no longer require dividends. Prior to this date, the securitie s required dividends to be paid at a rate of 8% if paid in cash, or 12% if paid in kind. Subsequent to this date, the number of shares no longer continue to increase as the result of dividends paid in kind. A s c onsideration paid for the dividend elimination, the Company issued additional shares of preferred stock which are convertible into approximately 5.9 million shares of common stock. This consideration inc lud ed 1 million shares for the dividend that had accrued from March 16, 2012 to May 18, 2012 and the remaining payment to eliminate future dividend requirements. The updated as - converted value is provided ba sed on the Company's closing stock price on May 8, 2012. d Determined by multiplying the shares outstanding on an as - converted basis by the closing common stock price on the last trading day of the respective periods. e Calculated on a pro forma basis including Metl - Span for the trailing 12 - month period.

Balance Sheet

($ in thousands)	Nov 2, 2008	Nov 1, 2009	Oct 31, 2010	Oct 30, 2011	Oct 28, 2012
ASSETS					
Current assets:					
Cash and cash equivalents	$ 68,201	$ 90,419	$ 77,419	$ 78,982	$ 55,158
Restricted cash	-	5,154	2,839	2,836	1,375
Accounts receivable, net	163,005	82,889	81,896	95,381	133,475
Inventories, net	192,011	71,537	81,386	88,531	106,015
Deferred income taxes	25,315	18,787	15,101	20,405	20,741
Income tax receivable	-	27,622	15,919	1,272	549
Prepaid expenses and other	18,374	22,816	23,775	24,204	23,337
Total current assets	466,906	319,224	298,335	311,611	340,650
Property, plant and equipment, net	251,647	232,510	214,453	208,514	268,875
Goodwill	616,626	5,200	5,200	5,200	74,844
Intangible assets, net	41,678	28,370	26,312	24,254	53,028
Other assets	2,635	28,864	16,224	11,575	11,000
Total assets	$ 1,379,492	$ 614,168	$ 560,524	$ 561,154	$ 748,397
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)					
Current liabilities:					
Current portion of long-term debt and notes payable	$ 920	$ 14,645	$ 289	$ 292	$ 3,015
Accounts payable	100,102	71,252	70,589	88,158	113,177
Accrued compensation and benefits	67,429	37,215	31,731	34,616	43,066
Other accrued expenses	66,681	55,573	48,269	50,977	57,713
Total current liabilities	235,132	178,685	150,878	174,043	216,971
Long-term debt *(net of current portion unamortized discount of $11,806 for 2012)*	464,324	136,085	136,305	130,699	234,444
Deferred income taxes	48,034	18,848	10,947	7,312	35,565
Other long-term liabilities	3,928	7,657	4,820	10,081	11,995
Total long-term liabilities	516,286	162,590	152,072	148,092	282,004
Series B cumulative convertible participating preferred stock	-	222,815	256,870	273,950	619,950
Redeemable common stock	-	-	3,418	759	-
Stockholders' equity (deficit)	628,074	50,078	(2,714)	(35,690)	(370,528)
Total liabilities and stockholders' equity (deficit)	$ 1,379,492	$ 614,168	$ 560,524	$ 561,154	$ 748,397

26

Cash Flow

($ in thousands)	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Operating Cash Flow										
Net income (Loss)	22,800	44,890	51,337	68,946	58,568	73,278	(750,796)[a]	(26,877)	(9,950)	**4,913**
Depreciation & Amortization	23,007	22,974	24,488	31,092	36,242	36,333	33,531	34,504	33,214	**33,840**
Other Non-cash Items	4,284	10,029	14,540	13,804	6,418	19,727	759,597[a]	5,311	3,501	**17,616**
Changes in Working Capital	19,177	(54,163)	27,902	7,672	36,397	(89,144)	53,004	(6,632)	14,672	**(8,647)**
Operating Cash Flow	69,268	23,730	118,267	121,514	137,625	40,194	95,336	6,306	41,437	**47,722**
Investing Cash Flow										
Acquisitions	(4,310)	---	(27,399)	(366,598)	(20,086)	---	---	---	---	**(140,991)**
Capital Expenditures	(17,912)	(9,327)	(19,524)	(27,056)	(42,041)	(24,803)	(21,657)	(14,030)	(21,040)	**(28,151)**
Other	3,891	3,316	1,118	308	5,764	6,113	2,589	767	583	**2,992**
Investing Cash Flow	(18,331)	(6,011)	(45,805)	(393,346)	(56,363)	(18,690)	(19,068)	(13,263)	(20,457)	**(166,150)**
Financing Cash Flow										
Debt Repayment	(48,550)	(243,750)	(23,700)	(78,511)	(91,447)	(26,529)	(235,874)	(15,669)	(7,148)	**(148,582)**
Debt Issuance	---	200,000	180,000	200,000	90,500	---	---	---	---	**252,597**
Convertible Preferred Stock	---	---	---	---	---	---	250,000	---	---	**---**
Refinancing Costs	---	---	---	---	---	---	(54,659)	(125)	(200)	**(9,399)**
Stock Repurchases	(114)	---	(40,676)	(37,572)	(36,122)	(2,226)	(451)	(381)	(1,477)	**(1,529)**
Payment of Cash Dividends on CPS	---	---	---	---	---	---	---	---	(11,039)	**---**
Other	2,401	20,049	4,408	12,104	5,444	(1)	(12,967)[b]	10,140[b]	467	**1,463**
Financing Cash Flow	(46,263)	(23,701)	120,032	96,021	(31,625)	(28,756)	(53,951)	(6,035)	(19,397)	**94,550**
Exchange Rate Changes	---	---	---	133	379	399	(99)	(8)	(20)	**54**
Net Increase (Decrease) in Cash	4,674	(5,982)	192,494	(175,678)	50,016	(6,853)	22,218	(13,000)	1,563	**(23,824)**

[a] Includes $622.6 million for goodwill and other intangible asset impairment, $97.6 million debt extinguishment charge, $40 million lower of cost or market charge, $11.2 million change of control charges, $9.1 million restructuring charges and $6.3 million asset impairment.
[b] Includes $13.0 million and $10.1 million for restricted cash for cash collateralized letters of credit from fiscal 2009 and 2010, respectively.

27

28 Simplified Illustration of Diluted EPS a Earnings are allocated between those securities that have rights to participate in future dividend distributions based on the ir relative weighted average ownership interests. Losses are not allocated to participating securities because they are not contractually obligated to fun d o r otherwise share in those losses. b Example B assumes that stock options are dilutive after having applied the treasury stock method. c If using the “if converted” method resulted in lower diluted earnings per share than the two class method, the lower amount w ou ld generally be reported. However, given the Company’s capital structure, this is not likely to occur. (dollars and shares in millions, except per share amounts) (amounts are provided for illustration and are NOT historical or forward looking) WTD AVG. EXAMPLE A EXAMPLE B OWN. INT. LOSS EARNINGS Diluted EPS Numerator, Two Class Method Net income (loss) (GAAP) (100.0) 100.0 Deduct Convertible Preferred Stock dividend (7.5) (7.5) Deduct Convertible Preferred Stock accretion (0.5) (0.5) Deduct non-cash beneficial conversion feature charge (5.0) (5.0) Net income (loss) applicable to common shares (113.0) 87.0 Deduct earnings allocated to participating securities a Unvested restricted common stock 2% - 1.7 Convertible Preferred Stock 67% - 58.3 Net income (loss) allocated to common shares 31% (113.0) 27.0 Diluted EPS Denominator, Two Class Method Weighted average common shares outstanding 19.5 19.5 Unvested restricted common stock (1.5) (1.5) Dilutive impact of stock options outstanding b - 1.0 Diluted weighted average common shares outstanding 18.0 19.0 Diluted Earnings Per Share, Two Class Method c (6.28)$ 1.42$

Fiscal Year 2011 ADJUSTED OP PROFIT $55 million a 29 Adjusted Operating Segment Results Fiscal Year 2011 vs. Fiscal Year 2012 a Before corporate expenses. In addition, see Appendix for the reconciliation of the non - GAAP financial measure to the GAAP financ ial measure. Fiscal Year 2011 THIRD PARTY SALES $960 million Fiscal Year 20112 ADJUSTED OP PROFIT $92 million a Fiscal Year 2012 THIRD PARTY SALES $1,154 million

Strategy

31 Five - Year Growth Strategy ▪ Corporate - Wide Initiatives • Fixed cost containment as the nonresidential construction market improves is our top corporate - wide initiative • Continue to identify and assess opportunistic acquisitions • Enhance plant utilization through expanded use of our Hub & Spoke Distribution model • Continue to focus on leveraging Technology and Automation to be lowest cost producer ▪ Coatings Division • Diversify external customer base to substantially increase toll and package sales • Continue to leverage efficiency improvements to be lowest cost producer • Open our recently purchased Middletown, Ohio coating facility ▪ Components Division • Expand our Insulated Metal Panel product offering by bringing online new state - of - the - art manufacturing facilities in Jackson, MS and Mattoon, IL and acquiring leading manufacturer Metl - Span ▪ Buildings Division • Marketing and Sales initiatives that enhance geographic and end market focus • Reduce cycle time and costs through virtual centralization of Engineering and Drafting based on common suite of engineering applications • Improving manufacturing efficiencies through the enhancement of our supply chain

32 Insulated Metal Panels: Product & Process Photos Polyisocyanurate Insulation Exterior Metal Skin Interior Metal Skin ▪ Wide range of market and construction applications ▪ Improves thermal performance ▪ Increases energy efficiency ▪ Supports many LEED and green requirements ▪ Reduces a building’s operational expenses ▪ Easy installation accelerates construction schedules

Insulated Metal Panels: Metl - Span 33

- BUILDING COMPLEXITIES - FINANCIAL - SUSTAINABILITY Appendices

End Uses for Complexity Classifications 35

2009 and 2012 Capital Transactions

($ in millions)	Capitalization Aug 2, 2009	Recapitalization Oct 20, 2009	Capitalization Nov 1, 2009	Acquisition Financing and Dividend Elimination Jun 22, 2012	Capitalization Jul 29, 2012
Cash	$ 105		$ 90		$ 32
Debt:		Replaced revolver with $125 million undrawn ABL facility. Prior revolver matured in June 2009. The ABL facility matures in April 2014. Amended/Extended term loan and paid down $143 million. Extended maturity date from June 2010 to April 2014. Exchanged convertible notes for $90 million cash and 14.0* million shares of common stock. Sold $250 million convertible preferred stock. The preferred stock has a call/put feature in 2019.		Amended, extended and upsized the ABL Revolver from $125 million to $150 million in connection with the acquisition of Metl-Span. The facility matures May 2, 2018. Replaced and upsized the existing Term Loan with a $250 million facility in connection with the Metl-Span acquisition. The facility matures May 2, 2018. Eliminated future Dividend obligations for the Convertible Preferred Stock by amending the facility and issuing additional shares of preferred stock which are convertible into 5.9 million shares of Common Stock. Prior to this amendment the Convertible Preferred Stock required quarterly dividends to be paid at a rate of 8% if paid in cash or 12% if paid in kind.	
$125 Million Revolver	$ -		n/a		n/a
$125 Million ABL Credit Facility	n/a		$ -		n/a
$150 Million ABL Revolver	n/a		n/a		$ -
Term Loan	293		150		237
Interest Rate	*L+150*		*L+600*		*L+675*
			FL 2.00%		*FL 1.25%*
Convertible Notes	180		n/a		n/a
Interest Rate	*2.125%*				
Industrial Revenue Bond	1		n/a		n/a
Total Debt	**$ 474**		**$ 150**		**$ 237**
Net Debt	*$ 369*		*$ 60*		*$ 217.0*
Net Debt Leverage	*4.23x*		*1.34x*		*2.71x*
Convertible Preferred Stock:					
As-Converted Common Shares	n/a		39.2		54.1
As-Converted Market Value	n/a		$ 384		$ 599
Common Stock:					
Shares Outstanding	4.0		18.1		20.3
Market Value	$ 79		$ 177		$ 225
Total As-Converted Common Stock:					
Shares Outstanding	4.0		57.3		74.5
Market Value	$ 79		$ 562		$ 824
	Financial Covenants		**Financial Covenants**		**Financial Covenants**
	Gross Leverage Ratio Covenant: 4.0x Senior Gross Leverage Ratio Covenant: 2.75x	* On March 5, 2010, the company filed an amendment to its certificate of Incorporation to effect the reverse stock split at an exchange ration of 1- to -5. As such we have retrospectively adjusted the shares of common stock.	Net Indebtedness to Adjusted EBITDA Covenant Beginning in October 2011: 5.0x then quarterly step downs. ABL Fixed Charge Coverage Covenant: 1.0:1.0required only when excess available borrowings are less than $15 million.		Net Debt Leverage Ratio Beginning in October 2012: 3.75x then annual step downs to 3.25x in October 2013 and 2.75x in October 2014. ABL Fixed Charge Coverage Covenant: 1.0:1.0 required only when excess available borrowings are less than $15 million.

36

37 2009 Recessionary Operational & Balance Sheet Restructuring ▪ Buildings Group • Reduced manufacturing facilities from 15 to 8 • Maintained customer touch points (sales/service) • Transitioned to a single leadership role for both RCC & NCI Buildings groups • Manufacturing operations reorganized • Engineering and Drafting reorganized ▪ Components Group • Reduced manufacturing facilities from 22 to 18 • Maintained the necessary footprint to service external customers and provide support for the Buildings group’s needs

38 Employee Reduction Total Headcount *October ’12 includes 330 employees from the Metl - Span Acquisition.

MANUFACTURING PLANTS BEFORE AFTER COATERS COMPONENTS BUILDINGS TOTAL 5 22 15 42 5 18 8 31 39 NCI Manufacturing Plants After 2009 Reductions Before After

40 Significant Cost Reductions Completed Cost Reduction Summary ($ in thousands) COST REDUCTION HEADCOUNT REDUCTION BY SEGMENT Indirect Costs a Direct Variable Costs b Total Cost Savings % Reduction Number % Reduction Buildings $88,205 $374,188 $462,393 48.2% 1,530 41.8% Components 23,016 152,532 175,548 33.9% 547 36.7% Coaters 2,321 29,326 31,647 46.8% 40 10.3% Corporate 7,703 5,319 13,022 20.2% 61 25.3% Total $121,245 $561,365 $682,610 42.4% 2,178 37.7% BY COST LINE ITEM Cost of Goods $71,250 $522,664 $593,914 44.8% 1,619 43.3% Engineering 19,004 3,573 22,577 41.9% 217 33.0% ESG&A 30,991 35,128 66,119 28.6% 342 24.7% Total $121,245 $561,365 $682,610 42.4% 2,178 37.7% a Indirect cost reductions represent 30% of total 2008 indirect costs. b Direct variable costs include such items as Materials, Bonus, Commission, etc. that will vary based on NCI's performance with ou t any other action.

41 Historical Performance * Adjusted Earnings (Loss) per Diluted Common Share is a non - GAAP financial measure which is reconciled to the most comparable GAAP financial measure as indicated in the Appendix. The Adjusted Earnings (Loss) per Diluted Common Share has been retrospectively adjusted for the Reverse Stock Split that occurred on March 5, 2010. * Adjusted EBITDA is defined in the Company’s credit facilities and is calculated within the Appendix. Adjusted Earnings (Loss) Per Diluted Common Share* Adjusted EBITDA* Sales (in millions) (in millions)

42 Seasonal Trends Fiscal Q1 2004 through Q4 2012 *Sales amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. Adjusted EBITDA (in millions) Sales (in millions)

43 NCI Capital Structure Over Time NCI Sales NCI’s Capital Structure (in millions) (in millions) Overall Nonresidential Construction Spending (in billions)

Financial Appendix

Adjusted Earnings (Loss) Per Diluted Common Share

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Earnings (loss) per diluted common share, GAAP basis	$12.15	$4.55	$(9.05)	$6.00	$11.20	$12.08	$15.91	$13.89	$18.49	$(171.18)	$(17.07)	$(2.58)	$(3.81)
Goodwill and other intangible asset impairment	---	---	17.45	---	---	---	---	---	---	136.26	---	---	---
Debt extinguishment and refinancing costs	---	---	---	---	1.45	---	---	---	---	21.70	---	---	0.21
Acquisition related costs	---	---	---	---	---	---	---	---	---	---	---	---	0.21
Lower of cost or market adjustment	---	---	---	---	---	---	---	---	0.45	5.85	---	---	---
Convertible preferred stock beneficial conversion feature	---	---	---	---	---	---	---	---	---	2.39	13.73	0.51	3.21
Change in control charges	---	---	---	---	---	---	---	---	---	1.56	---	---	---
Restructuring charge	---	0.48	---	---	---	---	---	---	0.15	1.27	0.12	(0.01)	---
Asset impairment	---	---	---	---	---	---	---	---	---	0.88	0.03	0.04	---
Interest rate swap	---	---	---	---	---	---	---	---	---	0.43	---	---	---
Environmental and other contingency adjustments	---	---	---	---	---	---	---	---	---	0.16	0.01	0.01	---
Gain on embedded derivative	---	---	---	---	---	---	---	---	---	---	(0.03)	(0.00)	(0.00)
Executive retirement costs	---	---	---	---	---	---	---	---	0.45	---	---	---	0.02
Group medical benefit	---	---	---	---	---	(0.30)	---	---	---	---	---	---	---
Self-insurance reserve	---	---	---	---	---	---	---	---	---	---	---	0.08	(0.06)
Adoption of FAS 123 (R)	---	---	---	---	---	---	0.50	---	---	---	---	---	---
"Adjusted" earnings (loss) per diluted common share [a,b]	$12.15	$5.03	$8.40	$6.00	$12.65	$11.78	$16.41	$13.89	$19.54	$(0.68)	$(3.21)	$(1.96)	$(0.23)

[a] The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted common share, which is a non-GAAP measure because it is referred to in the text of our press releases and is instrumental in comparing the results from period to period. "Adjusted" earnings (loss) per diluted common share should not be considered in isolation or as a substitute for earnings (loss) per diluted common share as reported on the face of our consolidated statement of operations.

[b] On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings (loss) per common share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented.

45

Adjusted Net Income (Loss) Applicable to Common Shares

($ in thousands)	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Net income (loss) applicable to common shares, GAAP basis	$44,407	$16,535	$(33,773)	$22,800	$44,890	$51,337	$68,946	$58,568	$73,278	$(753,633)	$(311,227)	$(47,466)	$(72,120)
Goodwill and other intangible asset impairment	---	---	65,087	---	---	---	---	---	---	599,966	---	---	---
Debt extinguishment and refinancing costs	---	---	---	---	5,766	---	---	---	---	95,559	(49)	---	3,965
Acquisition related costs	---	---	---	---	---	---	---	---	---	---	---	---	3,941
Lower of cost or market adjustment	---	---	---	---	---	---	---	---	1,687	25,773	---	---	---
Convertible preferred stock beneficial conversion feature	---	---	---	---	---	---	---	---	---	10,526	250,294	9,396	60,681
Change in control charges	---	---	---	---	---	---	---	---	---	6,880	---	---	---
Restructuring charge	---	1,745	---	---	---	---	---	---	652	5,576	2,296	(180)	---
Asset impairment (Recovery)	---	---	---	---	---	---	---	---	97	3,875	696	691	(6)
Interest rate swap	---	---	---	---	---	---	---	---	---	1,893	---	---	---
Environmental and other contingency adjustments	---	---	---	---	---	---	---	---	---	687	116	181	---
Gain on embedded derivative	---	---	---	---	---	---	---	---	---	---	(609)	(16)	(13)
Executive retirement costs	---	---	---	---	---	---	---	---	1,748	---	---	---	313
Group medical benefit	---	---	---	---	---	(1,250)	---	---	---	---	---	---	---
Self-insurance reserve	---	---	---	---	---	---	---	---	---	---	---	1,477	(1,188)
Adoption of FAS 123 (R)	---	---	---	---	---	---	2,116	1,748	---	---	---	---	---
"Adjusted" net income (loss) applicable to common shares *	$44,407	$18,280	$31,314	$22,800	$50,656	$50,087	$71,062	$60,316	$77,462	$(2,898)	$(58,483)	$(35,917)	$(4,427)

* The Company discloses a tabular comparison of "Adjusted" net income (loss) applicable to common shares, which is a non-GAAP measure because it is referred to in the text of our press releases and is instrumental in comparing the results from period to period. "Adjusted" net income (loss) applicable to common shares should not be considered in isolation or as a substitute for net income (loss) applicable to common shares as reported on the face of our consolidated statement of operations.

*Adjustments are net of taxes.

46

Reconciliation of Quarterly Adjusted EBITDA[a] to Net Income (Loss), 2008 thru 2009

($ in thousands)	Q1[b] 2008	Q2[b] 2008	Q3[b] 2008	Q4[b] 2008	Q1[b] 2009	Q2[b] 2009	Q3[b] 2009	Q4[b] 2009
Net Income (Loss)	6,100	13,466	30,494	23,218	(529,981)	(121,571)	2,607	(101,851)
Income Taxes	3,823	8,537	18,554	17,092	(34,861)	(16,382)	1,825	(7,495)
Interest Expense, Net	8,522	7,748	7,463	7,761	6,623	6,168	6,487	9,578
Depreciation & Amortization	9,144	8,645	8,665	8,334	8,324	8,436	7,586	7,640
Acquisition-Related Costs	---	---	---	---	---	---	---	---
Executive Retirement	---	---	---	---	---	---	---	---
Stock-Based Comp	2,871	3,442	1,563	1,628	1,372	1,177	1,241	1,045
Goodwill & Other Intangible Asset Impairment	---	---	---	---	517,628	104,936	---	---
Cash Restructuring Charges (Recovery)	226	640	43	150	2,479	3,796	1,213	1,564
Transaction Costs	---	---	---	---	---	629	401	107,718
Lower of Cost or Market Adjustment, Net	---	---	---	2,739	29,378	10,608	---	---
Asset Impairments (Recovery)	---	---	---	157	623	5,295	26	347
Gain on Embedded Derivative	---	---	---	---	---	---	---	---
Pre-Acquisition Contingency Adjustment	---	---	---	---	---	---	---	---
ADJUSTED EBITDA[a]	30,686	42,478	66,782	61,079	1,585	3,092	21,386	18,546

[a] The Company's Credit Agreement defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the Term Note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

[b] Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations.

47

Reconciliation of Quarterly Adjusted EBITDA[a] to Net Income (Loss), 2010 thru Q4 2012

($ in thousands)	Q1 [b] 2010	Q2 [b] 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Net Income (Loss)	(10,486)	(7,656)	(3,299)	(5,436)	(12,725)	(3,229)	2,593	3,411	589	1,321	(3,267)	6,270
Income Taxes	(5,779)	(5,536)	(221)	(1,794)	(5,009)	(1,786)	---	398	426	942	(663)	3,379
Interest Expense, Net	4,507	4,670	4,392	4,258	4,177	3,870	3,864	3,685	3,296	3,034	4,159	6,226
Depreciation & Amortization	7,522	7,479	7,457	7,309	7,236	7,187	7,187	6,753	6,158	5,841	7,248	10,355
Acquisition-Related Costs	---	---	---	---	---	---	---	---	396	1,494	2,946	153
Executive Retirement	---	---	---	---	---	---	---	---	---	508	---	---
Stock-Based Comp	801	1,403	1,374	1,375	1,685	1,671	1,776	1,776	1,972	2,119	2,090	3,116
Goodwill & Other Intangible Asset Impairment	---	---	---	---	---	---	---	---	---	---	---	---
Cash Restructuring Charges (Recovery)	524	829	551	1,628	---	---	(575)	283	---	---	---	---
Transaction Costs	174	---	---	(250)	---	---	---	---	---	---	6,437	0
Lower of Cost or Market Adjustment, Net	---	---	---	---	---	---	---	---	---	---	---	---
Asset Impairments (Recovery)	1,029	(116)	(64)	221	---	---	(93)	1,214	---	---	(22)	13
Gain on Embedded Derivative	(919)	(4)	(7)	(7)	(7)	(6)	(6)	(6)	(5)	(6)	(5)	(5)
Pre-Acquisition Contingency Adjustment	---	---	---	178	252	---	---	---	---	---	---	---
ADJUSTED EBITDA[a]	(2,627)	1,069	10,183	7,482	(4,391)	7,707	14,746	17,514	12,832	15,253	18,923	29,507

[a] The Company's Credit Agreement defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the Term Note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

[b] Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations.

48

Reconciliation of Annual Adjusted EBITDA[b] to Net Income (Loss)

($ in thousands)	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Net Income (Loss)	$37,318	$44,577	$44,407	$16,535	$(33,773)[a]	$22,800	$44,890	$51,337	$68,946	$58,568	$73,278	$(750,796)	$(26,877)	$(9,950)	$4,913
Income Taxes	24,531	32,294	32,866	16,151	19,970	14,758	29,767	37,383	42,213	37,879	48,006	(56,913)	(13,330)	(6,397)	4,084
Interest Expense, Net	20,756	35,449	39,069	33,090	21,591	19,777	15,126	16,931	27,353	36,468	31,494	28,856	17,827	15,596	16,715
Depreciation & Amortization	17,818	28,542	33,487	34,866	22,883	23,007	22,974	24,488	30,292	34,697	34,788	31,986	29,767	28,363	29,602
401(k) Stock Contributions	2,219	4,144	3,677	3,491	3,581	3,229	5,080	3,849	---	---	---	---	---	---	---
Stock-Based Compensation	---	---	---	---	---	---	683	3,684	7,161	8,610	9,504	4,835	4,953	6,908	9,297
Goodwill & Other Intangible Asset Impairment	---	---	---	---	---	---	---	---	---	---	---	622,564	---	---	---
Cash Restructuring Charges	---	---	---	---	---	---	---	---	---	---	1,059	9,052	3,532	(292)	---
Acquisition-Related Costs	---	---	---	---	---	---	---	---	---	---	---	---	---	---	4,989
Transaction Costs	---	---	---	---	---	---	---	---	---	---	---	108,748	(76)	---	6,437
Lower of Cost or Market Adjust., Net	---	---	---	---	---	---	---	---	---	---	2,739	39,986	---	---	---
Asset Impairments (Recoveries)	---	---	---	---	---	---	---	---	---	---	157	6,291	1,070	1,121	(9)
Executive Retirement	---	---	---	---	---	---	---	---	---	---	---	---	---	---	508
Non-Cash Real Estate Write Down, Net of Tax	---	---	---	1,330		391	---	---	---	---	---	---	---	---	---
Debt Refinancing	---	1,001	---	---	808	---	9,879	---	---	---	---	---	---	---	---
Cumulative Effects of Accounting Change, Net of Tax	---	---	---	---	65,087	---	---	---	---	---	---	---	---	---	---
Embedded Derivative	---	---	---	---	---	---	---	---	---	---	---	---	(937)	(25)	(21)
Pre-Acquisition Contingency Adjust.	---	---	---	---	---	---	---	---	---	---	---	---	178	252	---
ADJUSTED EBITDA[b]	$102,642	$146,007	$153,506	$105,463	$100,147	$83,962[a]	$128,399	$137,672	$175,965	$176,222	$201,025	$44,609	$16,107	$35,576	$76,515

[a] Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, *Goodwill and Other Intangible Assets*.
[b] The Company's Credit Agreement defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairment and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the Term Note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

49

Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges

($ in thousands)	1998	1999	2000	2001	2002	2003	2004	2005	2006[b]	2007[b]	2008[b,c]	2009[b,c]	2010	2011	2012
Operating Income (Loss), GAAP Basis	$79,309	$108,442	$113,670	$64,825	$72,224	$57,163	$96,976	$104,470	$137,985	$131,720	$154,826	$(683,318)	$(24,587)	$(1,627)	$31,689
Goodwill and Other Intangible Impairments	---	---	---	---	---	---	---	---	---	---	---	622,564	---	---	---
Goodwill Amortization	---	11,208	11,468	12,232	---	---	---	---	---	---	---	---	---	---	---
Lower of Cost or Market Charge	---	---	---	---	---	---	---	---	---	---	2,739	39,986	---	---	---
Acquisition Related Costs	---	---	---	---	---	---	---	---	---	---	---	---	---	---	4,989
Change in Control Charges	---	---	---	---	---	---	---	---	---	---	---	11,168	---	---	---
Restructuring Charges	---	---	---	2,815	---	---	---	---	---	---	1,059	9,052	3,532	(292)	---
Asset Impairments (Recoveries)	---	---	---	---	---	---	---	---	---	---	157	6,291	1,070	1,121	(9)
Executive Retirement	---	---	---	---	---	---	---	---	---	---	2,852	---	---	---	508
Environmental and Other Contingency Adjustments	---	---	---	---	---	---	---	---	---	---	---	1,115	178	252	---
Increase in Actuarial Determined General Liability Self-Insurance Reserve	---	---	---	---	---	---	---	---	---	---	---	---	---	2,398	(1,929)
Nonrecurring Acquisition Expense	2,060	---	---	---	---	---	---	---	---	---	---	---	---	---	---
Adjusted Operating Income (Loss)[a]	$81,369	$119,650	$125,138	$79,872	$72,224	$57,163	$96,976	$104,470	$137,985	$131,720	$161,633	$6,858	$(19,807)	$1,852	$35,248

[a] The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our consolidated statement of operations.
[b] Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options."
[c] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

50

51 Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges ($ in thousands) For the Year Ended October 28, 2012 Metal Coil Coating Metal Components Engineered Building Systems Corporate Consolidated Operating Income (Loss), GAAP basis $22,322 $34,147 $37,596 ($62,376) $31,689 Acquisition - Related Costs --- --- --- 4,989 4.989 Actuarial Determined General Liability Self - Insurance Recovery --- (1,929) --- --- (1,929) Executive Retirement --- --- --- 508 508 Asset Recovery --- (9) --- --- (9) “Adjusted” Operating Income (Loss) a $22,322 $32,209 $37,596 ($56,879) $35,248 ($ in thousands) For the Year Ended October 30, 2011 Metal Coil Coating Metal Components Engineered Building Systems Corporate Consolidated Operating Income (Loss), GAAP basis $17,944 $20,643 $13,011 ($53,225) ($1,627) Asset Impairments ( Recoveries) --- (84) 958 247 1,121 Restructuring Recovery --- --- (292) --- (292) Pre - acquisition Contingency Adjustment --- --- 252 --- 252 Actuarial Determined General Liability Self - Insurance Charge --- 2,398 --- --- 2,398 “Adjusted” Operating Income (Loss) a $17,944 $22,957 $13,929 ($52,978) $1,852 a The Company discloses a tabular comparison of "Adjusted" operating income (loss), which is a non - GAAP measure because it is ins trumental in comparing the results from period to period. "Adjusted" operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as re ported on the face of our statement of operations.

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)	Q1 2008 [a]		Q1 2009 [a]		Q1 2010 [a]		Q1 2011		Q1 2012	
Metal Coil Coating										
Total Sales	62,275	14%	41,501	13%	39,031	17%	42,274	18%	49,083	16%
Inter-segment	(42,893)		(30,077)		(26,223)		(25,081)		(28,845)	
Third Party Sales	19,382	5%	11,424	4%	12,808	7%	17,193	9%	20,238	8%
Operating Profit (Loss)	2,687	14%	(63,760)	(558%)	3,119	24%	3,444	20%	5,302	26%
Metal Components										
Total Sales	145,167	34%	121,480	39%	86,806	38%	90,305	39%	105,752	36%
Inter-segment	(21,804)		(20,438)		(16,668)		(16,289)		(18,456)	
Third Party Sales	123,363	34%	101,042	39%	70,138	38%	74,016	39%	87,296	36%
Operating Profit (Loss)	9,519	8%	(128,607)	(127%)	1,791	3%	353	0%	5,541	6%
Engineered Building Systems										
Total Sales	226,224	52%	151,848	48%	101,938	45%	101,412	43%	140,298	48%
Inter-segment	(7,655)		(4,511)		(2,677)		(2,535)		(4,229)	
Third Party Sales	218,569	61%	147,337	57%	99,261	55%	98,877	52%	136,069	56%
Operating Profit (Loss)	20,463	9%	(352,214)	(239%)	(5,818)	(6%)	(5,410)	(5%)	7,596	6%
Consolidated										
Total Sales	433,666	100%	314,829	100%	227,775	100%	233,991	100%	295,133	100%
Inter-segment	(72,352)		(55,026)		(45,568)		(43,905)		(51,530)	
Third Party Sales	361,314	100%	259,803	100%	182,207	100%	190,086	100%	243,603	100%
Operating Profit (Loss)	18,510	5%	(557,833)[b]	(215%)	(12,732)	(7%)	(14,136)	(7%)	4,285	2%

[a] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.
[b] Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million related to inventory lower of cost or market write downs.

52

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)	Q2 2008 [a]		Q2 2009 [a]		Q2 2010 [a]		Q2 2011		Q2 2012		H1 2008 [a]		H1 2009 [a]		H1 2010 [a]		H1 2011		H1 2012	
Metal Coil Coating																				
Total Sales	80,171	16%	39,526	15%	44,759	18%	47,927	17%	48,839	16%	142,446	15%	81,027	14%	83,790	17%	90,201	17%	97,922	16%
Inter-segment	(52,883)		(27,313)		(27,663)		(30,942)		(29,267)		(95,776)		(57,390)		(53,886)		(56,023)		(58,112)	
Third Party Sales	27,288	7%	12,213	5%	17,096	8%	16,985	7%	19,572	8%	46,670	6%	23,637	5%	29,904	8%	34,178	8%	39,810	8%
Operating Profit (Loss)	6,698	25%	(42,982)	(352%)	4,092	24%	4,378	26%	4,890	25%	9,385	20%	(106,742)	(452%)	7,211	24%	7,822	23%	10,192	26%
Metal Components																				
Total Sales	165,384	33%	101,554	37%	95,069	37%	103,375	37%	106,742	35%	310,551	33%	223,034	38%	181,875	38%	193,680	38%	212,494	36%
Inter-segment	(26,031)		(14,874)		(20,693)		(20,762)		(21,418)		(47,835)		(35,312)		(37,361)		(37,051)		(39,874)	
Third Party Sales	139,353	33%	86,680	39%	74,376	37%	82,613	37%	85,324	34%	262,716	34%	187,722	39%	144,514	37%	156,629	38%	172,620	35%
Operating Profit (Loss)	15,170	11%	(28,117)	(32%)	5,613	8%	7,400	9%	9,018	11%	24,689	9%	(156,724)	(83%)	7,404	5%	7,753	5%	14,559	8%
Engineered Building Systems																				
Total Sales	259,280	51%	128,795	48%	113,403	45%	129,790	46%	148,715	49%	485,504	52%	280,643	48%	215,341	45%	231,202	45%	289,013	48%
Inter-segment	(10,151)		(3,407)		(3,302)		(3,823)		(3,380)		(17,806)		(7,918)		(5,979)		(6,358)		(7,609)	
Third Party Sales	249,129	60%	125,388	56%	110,101	55%	125,967	56%	145,335	58%	467,698	60%	272,725	56%	209,362	55%	224,844	54%	281,404	57%
Operating Profit (Loss)	25,326	10%	(46,350)	(37%)	(5,649)	(5%)	(154)	(0%)	6,740	5%	45,789	10%	(398,564)	(146%)	(11,467)	(5%)	(5,564)	(2%)	14,336	5%
Consolidated																				
Total Sales	504,835	100%	269,875	100%	253,231	100%	281,092	100%	304,296	100%	938,501	100%	584,704	100%	481,006	100%	515,083	100%	599,429	100%
Inter-segment	(89,065)		(45,594)		(51,658)		(55,527)		(54,065)		(161,417)		(100,620)		(97,226)		(99,432)		(105,595)	
Third Party Sales	415,770	100%	224,281	100%	201,573	100%	225,565	100%	250,231	100%	777,084	100%	484,084	100%	383,780	100%	415,651	100%	493,834	100%
Operating Profit (Loss)	29,538	7%	(132,018) [b]	(59%)	(9,157)	(5%)	(1,844)	(1%)	4,944	2%	48,048	6%	(689,851) [b]	(143%)	(21,889)	(6%)	(15,980)	(4%)	9,229	2%

[a] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

[b] Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD).

53

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)	Q3 2008 [a]		Q3 2009 [a]		Q3 2010		Q3 2011		Q3 2012	
Metal Coil Coating										
Total Sales	90,731	15%	44,256	15%	51,200	17%	54,472	16%	54,342	15%
Inter-segment	(62,842)		(28,196)		(33,315)		(34,651)		(34,927)	
Third Party Sales	27,889	6%	16,060	7%	17,885	7%	19,821	8%	19,415	7%
Operating Profit (Loss)	11,352	41%	1,016	6%	5,201	29%	5,219	26%	5,112	26%
Metal Components										
Total Sales	202,826	35%	113,216	40%	115,507	37%	116,050	36%	142,092	39%
Inter-segment	(34,367)		(17,134)		(26,090)		(23,049)		(22,278)	
Third Party Sales	168,459	35%	96,082	40%	89,417	37%	93,001	35%	119,814	40%
Operating Profit (Loss)	32,171	19%	13,128	14%	10,567	12%	6,545	7%	9,372	8%
Engineered Building Systems										
Total Sales	292,127	50%	129,819	45%	141,446	46%	155,046	48%	164,265	46%
Inter-segment	(11,468)		(4,101)		(3,456)		(5,730)		(5,006)	
Third Party Sales	280,659	59%	125,718	53%	137,990	56%	149,316	57%	159,259	53%
Operating Profit (Loss)	28,506	10%	9,042	7%	(3,112)	(2%)	7,877	5%	9,078	6%
Consolidated										
Total Sales	585,684	100%	287,291	100%	308,153	100%	325,568	100%	360,699	100%
Inter-segment	(108,677)		(49,431)		(62,861)		(63,430)		(62,211)	
Third Party Sales	477,007	100%	237,860	100%	245,292	100%	262,138	100%	298,488	100%
Operating Profit (Loss)	55,697	12%	10,227	4%	1,076	0%	6,569	3%	7,034	2%

[a] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

54

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)	Q4 2008 [a]		Q4 2009 [a]		Q4 2010		Q4 2011		Q4 2012	
Metal Coil Coating										
Total Sales	72,480	12%	44,614	15%	46,884	16%	56,425	16%	57,963	14%
Inter-segment	(50,082)		(31,122)		(29,433)		(35,030)		(36,082)	
Third Party Sales	22,398	4%	13,492	6%	17,451	7%	21,395	8%	19,415	6%
Operating Profit (Loss)	8,575	38%	6,037	45%	3,754	22%	4,903	23%	21,881	32%
Metal Components										
Total Sales	201,878	33%	122,484	41%	118,475	39%	127,925	36%	180,267	42%
Inter-segment	(33,043)		(17,156)		(24,329)		(23,758)		(25,981)	
Third Party Sales	168,835	33%	105,328	43%	94,146	39%	104,167	35%	154,286	43%
Operating Profit (Loss)	25,242	15%	13,557	13%	8,820	9%	6,345	6%	10,216	7%
Engineered Building Systems										
Total Sales	331,484	55%	128,476	44%	133,959	45%	162,346	48%	190,195	44%
Inter-segment	(14,068)		(3,988)		(4,102)		(6,120)		(4,674)	
Third Party Sales	317,416	63%	124,488	51%	129,857	54%	156,226	57%	185,521	51%
Operating Profit (Loss)	33,857	11%	515	0%	(3,859)	(3%)	10,698	7%	14,182	8%
Consolidated										
Total Sales	605,842	100%	295,574	100%	299,318	100%	346,696	100%	428,425	100%
Inter-segment	(97,193)		(52,266)		(57,864)		(64,908)		(66,737)	
Third Party Sales	508,649	100%	243,308	100%	241,454	100%	281,788	100%	361,688	100%
Operating Profit (Loss)	51,202	10%	(3,694)[b]	(2%)	(3,774)	(2%)	7,784	3%	15,426	4%

[a] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

[b] Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges .

55

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)	H2 2008 [a]		H2 2009 [a]		H2 2010		H2 2011		H2 2012	
Metal Coil Coating										
Total Sales	163,211	14%	88,870	15%	98,084	16%	110,897	17%	112,305	14%
Inter-segment	(112,924)		(59,318)		(62,748)		(69,681)		(71,009)	
Third Party Sales	50,287	5%	29,552	6%	35,336	7%	41,216	8%	41,296	6%
Operating Profit (Loss)	19,927	40%	7,053	24%	8,955	25%	10,122	25%	12,130	29%
Metal Components										
Total Sales	404,704	34%	235,700	41%	233,982	39%	243,975	36%	322,359	41%
Inter-segment	(67,410)		(34,290)		(50,419)		(46,807)		(48,259)	
Third Party Sales	337,294	34%	201,410	42%	183,563	38%	197,168	36%	274,100	42%
Operating Profit (Loss)	57,413	17%	26,685	13%	19,387	11%	12,890	7%	19,588	7%
Engineered Building Systems										
Total Sales	623,611	52%	258,295	44%	275,405	45%	317,392	47%	354,460	45%
Inter-segment	(25,536)		(8,089)		(7,558)		(11,850)		(9,680)	
Third Party Sales	598,075	61%	250,206	52%	267,847	55%	305,542	56%	344,780	52%
Operating Profit (Loss)	62,363	10%	9,557	4%	(6,971)	(3%)	18,575	6%	23,260	7%
Consolidated										
Total Sales	1,191,526	100%	582,865	100%	607,471	100%	672,264	100%	789,124	100%
Inter-segment	(205,870)		(101,697)		(120,725)		(128,338)		(128,948)	
Third Party Sales	985,656	100%	481,168	100%	486,746	100%	543,926	100%	660,176	100%
Operating Profit (Loss)	106,899	11%	6,533[b]	1%	(2,698)	(1%)	14,353	3%	22,460	3%

[a] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

[b] Significant special charges include: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); and $11.2 million change of control charges .

56

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)	FY 2008 [a]		FY 2009 [a]		FY 2010		FY 2011		FY 2012	
Metal Coil Coating										
Total Sales	305,657	14%	169,897	15%	181,874	17%	201,098	17%	210,227	15%
Inter-segment	(208,700)		(116,708)		(116,634)		(125,704)		(129,121)	
Third Party Sales	96,957	5%	53,189	5%	65,240	7%	75,394	8%	81,106	7%
Operating Profit (Loss)	29,312	30%	(99,689)	(187%)	16,166	25%	17,944	24%	22,322	28%
Metal Components										
Total Sales	715,255	34%	458,734	39%	415,857	38%	437,655	37%	534,853	39%
Inter-segment	(115,245)		(69,602)		(87,780)		(83,858)		(88,133)	
Third Party Sales	600,010	34%	389,132	40%	328,077	38%	353,797	37%	446,720	39%
Operating Profit (Loss)	82,102	14%	(130,039)	(33%)	26,791	8%	20,643	6%	34,147	8%
Engineered Building Systems										
Total Sales	1,109,115	52%	538,938	46%	490,746	45%	548,594	46%	643,473	46%
Inter-segment	(43,342)		(16,007)		(13,537)		(18,208)		(17,289)	
Third Party Sales	1,065,773	61%	522,931	55%	477,209	55%	530,386	55%	626,184	54%
Operating Profit (Loss)	108,152	10%	(389,007)	(74%)	(18,438)	(4%)	13,011	2%	37,596	6%
Consolidated										
Total Sales	2,130,027	100%	1,167,569	100%	1,088,477	100%	1,187,347	100%	1,388,553	100%
Inter-segment	(367,287)		(202,317)		(217,951)		(227,770)		(234,543)	
Third Party Sales	1,762,740	100%	965,252	100%	870,526	100%	959,577	100%	1,154,010	100%
Operating Profit (Loss)	154,947	9%	(683,318)[b]	(71%)	(24,587)	(3%)	(1,627)	(0%)	(31,689)	3%

[a] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.
[b] Significant special charges include: goodwill and intangible asset impairments ($622.6 million); inventory lower of cost or market write downs ($40.0 million); and change of control charges ($11.2 million).

57

NCI Building Systems, Inc. 10943 North Sam Houston Parkway West Houston, Texas 77064 www.ncilp.com 121012